September 17, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Certificates, Series 1998-OPT1;
               File No. 333-50153-01.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement") among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Option One Mortgage Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

          The Series 1998-OPT1 Certificates will consist of nine classes of certificates (collectively, the "Certificates"), designated as: (i) the Class A Certificates (the "Senior Certificates"), (ii) the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates (collectively, the "Mezzanine Certificates"), (iii) the Class CE Certificates (together with the Mezzanine Certificates, the "Subordinate Certificates"), (iv) the Class P Certificates and (v) the Class R-I Certificates, the Class R-II Certificates and the
          R-III Certificates (collectively, the "Residual Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Residual Certificates (collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-50153-01). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company
          S.E.C. Reporting Agent for Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Certificates, Series 1998-OPT1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): August 26, 1998.


                     SALOMON BROTHERS MORTGAGE SECURITIES VI, INC. (Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Option One Mortgage Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.)


          SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. ASSET-BACKED FLOATING
                       RATE CERTIFICATES, SERIES 1998-OPT1.
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

           333-50153-01                   13-3439681
          (Commission File Number)        (I.R.S. Employer Identification No.)


          SEVEN WORLD TRADE CENTER
          29TH FLOOR
          NEW YORK, NEW YORK                           10048
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 783-5659


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on August 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company, not in its
                                        Individual capacity, but solely as a
                                        duly authorized agent of the Registrant
                                        pursuant to the Pooling and Servicing
                                        Agreement, dated as of July 1, 1998.


          Date:  September 17, 1998     By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX

                                                                    Sequential
          Document                                                  Page Number

          Monthly Report to Certificateholders as to distributions        4
          made on August 26, 1998.


Salomon Brothers Mortgage Securities VII, Inc.
REMIC
Series 1998-OPT1
Statement to Certificateholders


DISTRIBUTION IN DOLLARS

                                       PRIOR
                 ORIGINAL          PRINCIPAL
CLASS          FACE VALUE            BALANCE         INTEREST        PRINCIPAL

A          288,440,000.00      288,440,000.00    1,291,369.92     1,877,681.03
M-1         28,296,000.00       28,296,000.00      133,285.95             0.00
M-2         21,907,000.00       21,907,000.00      107,961.96             0.00
M-3         16,430,000.00       16,430,000.00       88,254.20             0.00
*CE         10,040,847.23       10,040,847.23            0.00             0.00
P                  100.00              100.00            0.00             0.00
R-III              100.00              100.00            0.45           100.00

TOTALS     365,114,047.23      365,114,047.23    1,620,872.48     1,877,781.03

                                                                       CURRENT
                                REALIZED         DEFERRED            PRINCIPAL
CLASS          TOTAL              LOSSES         INTEREST              BALANCE

A       3,169,050.95                0.00             0.00        38,616,530.56
M-1       133,285.95                0.00             0.00        28,982,434.56
M-2       107,961.96                0.00             0.00        21,907,000.00
M-3        88,254.20                0.00             0.00        16,430,000.00
*CE             0.00                0.00             0.00        11,141,823.33
P               0.00                0.00             0.00               100.00
R-III         100.45                0.00             0.00                 0.00

TOTALS  3,498,653.51                0.00             0.00       364,337,242.30


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                      PRIOR                                            CURRENT
                  PRINCIPAL                                          PRINCIPAL
CLASS    CUSIP      BALANCE    INTEREST     PRINCIPAL       TOTAL      BALANCE
A    79548KB64  1,000.000000   3.609076      5.247678    8.856754   993.490220
M-1  79548KB72  1,000.000000  46.209246      0.000000   46.209246 1,000.000000
M-2  79548KB80  1,000.000000 381.544953      0.000000  381.544953 1,000.000000
M-3  79548KB98  1,000.000000 402.858447      0.000000  402.858447 1,000.000000
*CE  SB98O1100  1,000.000000   0.000000      0.000000    0.000000 1,109.649721
P    SB98O1200  1,000.000000   0.000000      0.000000    0.000000 1,000.000000
R-III 79548KC48 1,000.000000   4.500000  1,000.000000 1,004.500000    0.000000



PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       5.756250%             5.748440%
M-1     6.056250%             6.048440%
M-2     6.336250%             6.328440%
M-3     6.906250%             6.898440%
*CE     2.110931%             2.012095%
P       0.000000%             0.000000%
R-III   5.756250%             5.748440%


SELLER:  Salomon Brothers Mortgage Securities VII, Inc.
ADMINISTRATOR:   Barbara Campbell
                 Bankers Trust Company
                 3 Park Plaza
                 Irvine, CA 92614
SERVICER:  Option One Mortgage Corp.
LEAD UNDERWRITER: Salomon Brothers Mortgage Securities VII, Inc.
RECORD DATE:  July 31, 1998
DISTRIBUTION DATE:  August 26, 1998        FACTOR INFORMATION: (800)735-7777

COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
REMIC
Series 1998-OPT1
Statement to Certificateholders

Distribution Date:     August 26, 1998

SERVICING FES PAID FOR THE CURRENT PERIOD:              146,681.59
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:         5,449.35
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                   152,130.94

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL                   5,777.09
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST                  107,110.43

DELINQUENT LOAN
INFORMATION:                      30 TO 59    69 TO 89     91 +          TOTAL
                                      DAYS        DAYS     DAYS
PRINCIPAL BALANCE             2,370,878.72  373,809.33     0.00   2,744,688.05
NUMBER OF LOANS                         27           1        0             28

FORECLOSURE LOAN
INFORMATION:
PRINCIPAL BALANCE                68,150.60  883,911.51     0.00     952,062.11
NUMBER OF LOANS                          1          11        0             12

BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE                71,915.70        0.00     0.00      71,915.70
NUMBER OF LOANS                          1           0        0              1

REO LOAN INFORMATION:
PRINCIPAL BALANCE                     0.00        0.00     0.00           0.00
NUMBER OF LOANS                          0           0        0              0

BOOK VALUE OF REO PROPERTY:                                               0.00

GUARANTEED DISTRIBUTION AMOUNT:                                   3,498,854.91
GUARANTEED DISTRIBUTION OF PRINCIPAL:                               776,704.70
GUARANTEED DISTRIBUTION OF INTEREST:                              2,873,980.91

INSURANCE PAYMENTS MADE TO CLASS A:                                       0.00
CERTIFICATE INSURER REIMBURSEMENTS:                                       0.00
CUMULATIVE INSURANCE PAYMENTS TO CLASS A:                                 0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:                                 3,294.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:               364,337,242.30

WEIGHTED AVERAGE MONTHS TO MATURITY:                                    356.00
WEIGHTED AVERAGE MORTGAGE RATE:                                        9.4457%

PRINCIPAL PREPAYMENTS FOR CURRENT PERIOD:                           582,924.67

CLASS A INTEREST DISTRIBUTION AMOUNT:                             1,291,369.92
CLASS A INTEREST PAID UNDER CERTIFICATE POLICY:                           0.00

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:                      0.00
AGGREGATE RELIEF ACT INTEREST SHORTFALL:                                  0.00
COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
REMIC
Series 1998-OPT1
Statement to Certificateholders
Distribution Date:     August 26, 1998

EXTRAORDINARY TRUST FUND EXPENSES WITHDRAWN FROM COLLECTION ACCOUNT:     0.00
REQUIRED OVERCOLLATERALIZED AMOUNT                                         10
CREDIT ENHANCEMENT PERCENTAGE:                                         21.04%
OVERCOLLATERALIZATION INCREASE AMOUNT:                                   0.00
OVERCOLLATERALIZATION REDUCTION AMOUNT:                                300.23

CURRENT PERIODS AGGREGATE AMOUNT OF REALIZED LOSSES:                     0.00
CURRENT PERIODS EXTRAORDINARY LOSSES:                                    0.00
CURRENT PERIODS FRAUD LOSSES:                                            0.00
CURRENT PERIODS SPECIAL HAZARD LOSSES:                                   0.00
CURRENT PERIODS BANKRUPTCY LOSSES:                                       0.00

BANKRUPTCY AMOUNT                                                  100,000.00
FRAUD LOSS AMOUNT                                                3,448,647.47
SPECIAL HAZARD AMOUNT                                            3,651,142.00


DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD

Loan Number     Unpaid               Stated Principal    Date Property
                Principal Balance    Principal Balance   Became REO


COPYRIGHT 1998 Bankers Trust Company